1AlTi Global Third Quarter 2023 Earnings | November 2023

2AlTi Global Disclosures This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating AlTi Global, Inc. (along with its consolidated subsidiaries, “AlTi Global” or the "Company"). About AlTi Global AlTi Global is a multi-disciplinary financial services business with a diverse array of investment, advisory, and administrative capabilities which serves clients and investors around the globe. The firm manages approximately $68 billion in combined assets and provides holistic solutions for wealth management clients through a full spectrum of services, including discretionary investment management services, non-discretionary investment advisory services, fiduciary and trust services, administration services, new generational wealth planning services and family office services. AlTi Global structures, arranges, and provides a network of investors with co-investment opportunities in a variety of alternative assets which are either managed intra-group or by carefully selected managers with a proven track record in the relevant asset class. AlTi Global operates globally, with more than 490 professionals operating in 22 cities in 10 countries across three continents. No Offer or Solicitation This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of AlTi Global. The information contained herein does not purport to be all-inclusive and none of AlTi Global nor any of its respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of AlTi Global. To the fullest extent permitted by law, in no circumstances will AlTi Global or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AlTi Global. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi Global's registration statement on Form 10-K filed April 17, 2023, and in the subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

3AlTi Global Disclosures (Cont.) Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed by AlTi Global. Due to rounding, numbers presented throughout this Presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted Net Income, Adjusted EBITDA and EBITDA) are not GAAP measures of AlTi Global’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on pages 33, 34 and 35 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. AlTi Global believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. Forward-looking Non-GAAP The Company is not able to reconcile its forward-looking non-GAAP estimates of Adjusted EBITDA margin without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of its control, or cannot be reasonably predicted, which could have a material impact on its future GAAP financial results. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and AlTi Global’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while AlTi Global believes its internal research is reliable, such research has not been verified by any independent source and none of AlTi Global or any of its affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but AlTi Global, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

4AlTi Global AlTi at a Glance Delivering transformational ideas that create enduring value Global footprint with presence in 22 major financial centers with a robust financial profile $68B 490+ Assets Under Advisement (AUM/AUA) Professionals with diverse experience & expertise Year operating historyCommitted to Impact strategies Invested alongside clients $2B$4B 20+ Information as of September 30, 2023, unless otherwise noted.

5AlTi Global AlTi’s One Platform Approach Serving complementary and attractive business lines Existing scale, reputation and critical mass Stable fee rates generating a robust recurring revenue stream Consistent, solid client retention and underlying secular tailwinds Multiple avenues for co-investment and revenue diversification through ancillary offerings Large universe of potential M&A opportunities Material consumers of financial services beyond investment products (e.g., insurance, annuities) Strong investor demand, particularly for private markets, driving fundraising momentum Longer-locked investment vehicles providing greater revenue visibility Diverse investment strategies with performance that is less correlated to the broader markets Focus on expanding alternative strategies into the wealth management channel Large universe of potential M&A opportunities Synergies and cross-pollination The wealth and asset management businesses perform on a standalone basis and complement each other Wealth Management Asset Management

6AlTi Global Investment Highlights Uniquely positioned between global family office solutions and alternative asset management Large and growing addressable market Both in asset and wealth management Strong businesses Established reputation in the market Global footprint Strategically located in wealth epicenters Recurring and diversified revenue Consistent and with multiple growth vectors Long-tenured client and investor base Stable and growing relationships World-class leadership Proven track record and commitment to Impact Investing

Expanding Market Opportunities

Powered by multi-decadal trajectories

Large, Expanding Market

Growth of Global Wealth (2021-2026P)

($ in Trillions)



6% CAGR
$326
$473
$609
2016
2021
2026P

$609 trillion global opportunity and double-digit growth with clients demanding integrated capabilities and **institutional solutions**

Source: BCG

Generational Wealth Transfer

U.S. Wealth Transfer (2018-2042P)

$70

Trillion from
Baby Boomers & Older

GenX & Millennials + Charities

$70 trillion wealth transfer creates opportunities for firms that deliver impact, innovation & engagement to clients

Source: Cerulli Associates

Shifting To Independence

U.S. Independent Advisor AUM/AUA (2014-2024P) (1)

($ in Trillions)



10% CAGR
$2.1
$3.5
$5.5
2014
2019
2024P

Wealth clients seek advice that is **independent, customized, aligned & integrated with needs**

Source: Cerulli Associates

(1) Includes independent registered investment advisors, hybrid registered investment advisors and multi-family offices.

AITi Global 7

8AlTi Global Global, Growing Client Base Serving evolving client priorities With Impact PriorityAcross Generations Alt. Asset Exposure by Demographic (2021-2024P)Alternative AUM/AUA Growth and Forecast (2011-2026P) Next generation particularly interested in direct and co-investment in alternatives Relevance of ESG Factors ($ in Trillions) Global Demand for Alternatives Demand for alternatives, a $23 trillion market by the end of 2026, aligns with our expertise Clients and investors understand and want to invest responsibly and with intent, as they think about legacy 32% 32% 81% 48% 60% 85% Global Millennial UHNW 20 21 20 21 20 21 93% 7% Considers ESG factors Does not consider ESG factors 93% of UHNW consider ESG factors when investing Source: Ernst & Young $4.6 $6.3 $7.2 $8.5 $10.1 $13.3 $23.2 2011 2013 2015 2017 2019 2021 2026P Private equity Private debt Hedge funds Real estate Infrastructure Natural resources Source: Preqin Source: Ernst & Young

9AlTi Global 2023 Strategic Priorities Achieving top line growth and at least $16M in annualized net cost savings, creating a clear path to margin expansion Leverage Competitive Advantages to Accelerate Organic Growth Execute Accretive Acquisitions to Generate Topline Momentum Achieve Organizational Efficiencies and Right Size Cost Structure Streamline Capital Structure

10AlTi Global $32 $36 $41 $43 $49 2019 2020 2021 2022 3Q 2023 AlTi Wealth Management – Highlights Resilient and expanding global client base U.S. 60% Non-U.S. 40% Top 25 Client Billable Assets 22% Other AlTi WM Assets 78% Top 25 Client Asset Composition by Geography Client Composition by Assets with AlTi Scale $49B AUM/AUA Global presence 8 Countries with AlTi WM offices High client retention 97% Client retention since 2019 Long-tenured clients ~10 Years average client tenure Net positive Impact firm $4.4B Invested in Impact strategies Alignment with clients $725M+ Invested alongside clients Experienced team 20+ years operating history Comprehensive capabilities Full suite of Investment Advisory, Multi- family office and Trust services AUM/AUA, $ in Billions Information as of September 30, 2023, unless otherwise noted.

11AlTi Global Wealth Management – Holistic Solutions Trust & Fiduciary Wealth protection & tax optimization Family Office Services Administration of a family’s wealth Philanthropy Strategic giving Family Governance & Education Family structure and next-generation engagement Investment Advisory & Impact Customized risk-adjusted portfolios Estate & Wealth Planning Implementation and management Bespoke AlTi Team Expertise curated from across the firm Access to Co-investments & Strategic Advisory An ecosystem of services to suit clients’ needs and goals Combining the services of a family office with the depth of a world-class, global institution CLIENT

12AlTi Global AlTi Asset Management – Highlights Differentiated provider of public and private market solutions serving growing alternatives market Scale $20B AUM/AUA Alignment with clients $1.1B Invested alongside clients Experienced team 40+ years of operating history across market cycles Global presence 4 International locations (Hong Kong, London, NY and Toronto) Comprehensive solutions Public and Private market opportunities $15 $17 $20 $22 $20 2019 2020 2021 2022 3Q 23 Alternatives Platform $8B Real Estate $12B Asset Composition by Platform AUM/AUA, $ in Billions Information as of September 30, 2023, unless otherwise noted. Fund strategies by AUM/AUA Event-driven Real Estate Bridge Lending European Long Short Equities Asia Credit and Special Situations LXi REIT

Asset Management – Platform Breakdown

Global network of capabilities built on an end-to-end support platform

1980

Alternatives Platform
Four fund strategies

Strategies
- Event-driven
- Real Estate Bridge Lending
- European Long Short Equities
- Asian Credit and Special Situations

Focus

Uncorrelated investment opportunities in specialist strategies

Products

Funds, SMAs, SPVs, UCITs, AIF's

2009

Real Estate – Private Markets
Direct investments – ~50 equity and debt transactions realized since inception

Strategies
- Development
- Income
- Value-add
- Planning

Focus

Geography and sub-sector selection based on themes and teams

Products

Funds, SPVs

2017

Real Estate – Public Markets
UK REIT

Strategy

LXi REIT
Long Indexed Income

Focus

Inflation-protected income and capital growth

Products

Funds

Investors–Institutional Investors, Multi-family Offices, Single-family Offices, Ultra-High-Net-Worth, Consultants, Sovereign Wealth Funds

AlTi Global

Information as of September 30, 2023, unless otherwise noted.

13

Asset Management

Strong performance and uncorrelated returns[1]

Event-driven

	Event-driven	MSCI	HFRI
Annualized Performance	6.7%	7.0%	4.0%
Volatility	5.9%	14.3%	4.7%



MSCI +120%
Event driven +113%
HFRI +57%
3/31/12
11/30/13
7/31/15
3/31/17
11/30/18
7/31/20
3/31/22
9/30/23

European Long Short Equities

	European L/S Equities	MSCI	HFRI
Annualized Performance	12.4%	4.7%	4.3%
Volatility	10.8%	16.6%	5.7%



European L/S Equities +92%
MSCI +29%
HFRI +27%
AlTi AM Purchase Date
3/31/17
6/30/18
9/30/19
12/31/20
3/31/22
9/30/23

Real Estate Bridge Lending

	RE Bridge Lending	MSCI	HFRI
Annualized Performance	8.6%	4.8%	3.4%
Volatility	0.7%	15.7%	5.4%



AlTi AM Purchase Date
Real Este Bridge Lending +799%
MSCI +248%
HFRI +69%
1/31/97
1/31/01
1/31/05
1/31/09
1/31/13
1/31/17
1/31/21
9/30/23

Asia Credit and Special Situations

	Asia Credit	MSCI	HFRI
Annualized Performance	7.0%	5.7%	3.4%
Volatility	5.3%	15.1%	5.0%



AlTi AM Purchase Date
Asia Credit +85%
MSCI +66%
HFRI +36%
8/30/14
11/30/15
2/28/17
5/31/18
8/31/19
11/30/20
2/28/22
9/30/23

(1) Past performance does not guarantee or indicate future results. The historical net performance presented above is unaudited. Please see reference page 40 for additional information. Information as of September 30, 2023, unless otherwise noted.

AlTi Global
14

15AlTi Global 2/27/17 6/27/17 10/27/17 2/27/18 6/27/18 10/27/18 2/27/19 6/27/19 10/27/19 2/27/20 6/27/20 10/27/20 2/27/21 6/27/21 10/27/21 2/27/22 6/27/22 10/27/22 2/27/23 6/27/23 Asset Management: Public Real Estate Long-term outperformance through varied market cycles LXI +25% FTSE 250 +17% o UK main market listed REIT o Market Cap: £1.6B/U.S.$1.9B Performance of LXi REIT 9/30/23 Information as of September 30, 2023, unless otherwise noted. Benchmark: FTSE 250 Index.

16AlTi Global M&A Will Continue to be a Key Driver of Growth Compelling universe of opportunities • By focusing on mid-sized specialist firms in our target AUM/AUA range, we seek to capitalize on businesses that have reached a growth inflection point. • We look to accelerate growth by providing efficient, low-touch operational support, strategic guidance and distribution. Alternative Asset Management Industry OPPORTUNITY SET 2,000+ funds have AUM/AUA of $500M to $5B $500M $5B Mid-Market Growth Opportunity Seeding & Incubation Larger Funds Selling Stakes Transacted AUM/AUA by Asset Class and Share ($ in Billions) Source: Piper Sandler $408 $349 $701 $612 $515 $636 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2022 Sep-23 Traditional Alternative Wealth Management 2023 YTD indicates that 2023 will be stronger than 2022

Demonstrated Track Record

Strategic acquisition and integration of asset managers & wealth managers

Select AlTi M&A Examples

Wealth Management

Illustrative Acquisition Criteria

- Expand global footprint
- Increase scale & talent
- Leverage services (i.e. Trust)
- Expand Impact strategy
- Diversify management fee revenue base
- AUM/AUA at acquisition ~$2B to $10B+

Integrated Acquisitions

AL Wealth Partners Pte Ltd, Presidio Capital Advisors, Iskander, Holbein, Salisbury Partners, threshold Group, Albacore Wealth Management

Asset Management

Illustrative Acquisition Criteria

- Uncorrelated to equity markets
- Leverage support platform (distribution, operations)
- Expand management fee revenue base
- Proven and repeatable earnings streams
- AUM/AUA at acquisition ~$1B to $5B+

Participations in Specialist Managers

LXi REIT, Romspen, Arkkan Capital

AlTi Global 17

M&A in 2023

Closed accretive acquisitions with selected global specialists

Wealth Management

Completed the acquisition of two multi-family offices

AL Wealth Partners

- Singapore-based UHNW manager with ~$1B AUM
- Acquired 100% of the company in April 2023
- Expanded Asian presence and entered a key investment & philanthropic hub for global & regional families
- Rebranded as AITi and is being integrated into wealth management platform

Lugano

- Lugano-based MFO with $1.2B AUM
- Acquired remaining 70% stake of the company in August 2023
- Expanded Swiss and Italian presence and client-base

Asset Management

Increased stakes in two alternative asset managers in Q1 2023

Zebedee

- European Long Short Equities manager with $1.7B AUM/AUA
- Increased GP stake to 25%
- Investor's Choice Award Winner in 2022
- Performance since inception +92%[1]

Arkkan

- Asian Credit and Special Situations manager with $1.4B AUM/AUA
- Increased GP purchase to 12%
- Performance since inception +85%[1]



London
Lugano
Hong Kong
Singapore

(1) Past performance does not guarantee or indicate future results. The historical net performance presented above is unaudited. Please see reference page 40 for additional information.
Information as of September 30, 2023, unless otherwise noted.

AITi Global

18

19AlTi Global Financial Highlights

20AlTi Global Financial(1) Key Performance Metrics • Revenues $49.2 million • 97% of total revenues are recurring • GAAP Net Income ($171.1) million, Adjusted Net Income ($7.4) million • Impairment loss $154.0 million Third Quarter 2023 Overview (1) Adjusted EBITDA and Adjusted Net Income are non-GAAP measures. See reconciliations of non-GAAP measures and definitions on slides 33, 34 and 35. • $48.5 billion of AUM/AUA, flat QoQ, 23% YoY growth • $1.6B net new client assets YTD Wealth Management • $19.7 billion of AUM/AUA, -3.0% QoQ decline Asset Management • Revenues $159.2 million • 87% of total revenues are recurring • GAAP Net Income ($231.9) million, Adjusted Net Income ($2.5) million • Impairment loss $183.0 million • Adjusted EBITDA $18.9 million Q3 2023 YTD 2023

Third Quarter 2023

Select Financial and Operating Metrics

- **Revenue** of $49.2M declined 5% QoQ. On a normalized basis[2] revenues were flat. 97% of total revenues was from recurring fees.
- **Total Operating Expenses** of $72.9M increased 15%. Normalized operating expenses, which exclude non-recurring compensation expenses related to severance and the previously completed Holbein acquisition, foreign currency translation impacts and transaction costs, were $48.2M, a $4.0M increase from the prior quarter primarily driven by higher incentive compensation and professional fees.
- **Other Income (Loss)** of ($149.2M) increased primarily due to the recording of a $154.0M goodwill impairment charge related to the restructuring in our asset management business.
- **Adjusted EBITDA** of ($3.0M) decreased QoQ, driven primarily by several items, including a foreign currency translation loss, which are not reflective of our business fundamentals and are not expected to be recurring.
- **Adjusted Net Income (Loss)** was ($7.4M).
- **AUM/AUA** of $68.2B, composed of Wealth Management $48.5B and Asset Management $19.7B.

($ in Millions)	3Q'23	2Q'23[3]	QoQ
Revenue	$49.2	$51.9	-5%
Mgmt./Advisory Fees	45.1	47.4	-5%
Incentive Fees	0.9	0.5	89%
Distributions from Investments[1]	2.6	2.2	18%
Other Income/Fees	0.7	1.8	-60%
Total Operating Expenses	$72.9	$63.6	15%
Operating Income (Loss)	(23.6)	(11.7)	15%
Other Income (Loss)	(149.2)	25.7	NA
GAAP Net Income (Loss)	(171.1)	29.4	NA
Adjusted Net Income (Loss)	($7.4)	$2.4	*NA*
Adjusted EBITDA	($3.0)	$11.1	*NA*
EBITDA Margin	*NM*	*21%*	*NA*
AUM/AUA *($B)*	$68.2	$68.9	-1.0%

(1) Includes $2.6M and $2.1M in management fees from External Strategic Managers in Q3 and Q2, respectively.
(2) AHRA contributed $2.2M in Q2 but was exited at the end of Q2 2023 and is not included in normalized revenue.
(3) Amounts presented for prior periods have been adjusted as needed to conform with current period presentation.
Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

AlTi Global

21

22AlTi Global Segment Highlights

23AlTi Global • Revenue of $34.5M increased 2% sequentially, reflecting the acquisition of a Lugano-based multi- family office and net client wins, partly offset by market performance. 100% of revenues are from recurring fees. • Total Operating Expenses of $45.6M increased 22%, sequentially. Normalized operating expenses, which exclude costs related to severance, stock compensation, transaction costs, foreign currency translation and depreciation and amortization, were $30.8M; $4.6M higher than the prior quarter primarily driven by higher incentive compensation and professional fees. • Adjusted EBITDA of $2.7M decreased $6.1M QoQ, driven by several items, including incentive compensation and allocated foreign currency translation loss. • AUM/AUA of $48.5B remained flat sequentially as market performance and dollar strength offset the consolidation of the Lugano-based multi-family office and net client inflows in the quarter. Wealth Management Select Financial and Operating Metrics ($ in Millions) 3Q’23 2Q’23 QoQ % Revenue $34.5 $33.9 2% Mgmt./Advisory Fees 34.5 33.9 2% Other Income/Fees 0.0 0.1 -17% Total Operating Expenses $45.6 $37.4 22% Operating Income (Loss) (11.1) (3.4) NA Adjusted EBITDA $2.7 $8.8 -63% EBITDA Margin 8% 26% NA AUM/AUA ($B) $48.5 $48.6 0% Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

24AlTi Global ($ in Millions) 3Q’23 2Q'23 Beginning Balance: $48,595 $45,623 Change (120) 2,972 AUA at Period End $48,475 $48,595 Average AUA $48,535 $47,109 ($ in Millions) 3Q’23 2Q'23 Beginning Balance: $32,776 $30,408 New Clients, net 41 430 Cash Flow, net (16) (209) Market Performance, net (754) 1,146 Acquisitions 881 999 AUM at Period End $32,928 $32,776 Average AUM $32,852 $31,591 Wealth Management Operating Metrics – AUM/AUA Wealth Management AUM: $32.9 billion AUA: $48.5 billion Assets Under Management (AUM) Assets Under Advisement (AUA) See definitions on slide 39. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

25AlTi Global • Revenue of $14.7M decreased $3.2M (18%) primarily driven by lower transaction fees and lower average asset levels in the quarter which resulted in lower management fees. 90% of revenues are from recurring fees. • Total Operating Expenses of $27.3M increased by 4%, sequentially. Normalized operating expenses, which exclude costs related to severance, stock compensation, transaction costs, foreign currency translation and depreciation and amortization were $17.5M; essentially flat QoQ. • Adjusted EBITDA of ($5.7M) decreased $8.0M QoQ, driven by several items, including a foreign currency translation loss, which are not reflective of our business fundamentals and are not expected to be recurring. • AUM/AUA of $19.7B decreased 3% QoQ, reflecting primarily the impact of high interest rates on the global real estate market and strategy specific pressures in the first half of the year. Asset Management Select Financial and Operating Metrics (1) Includes $2.6M and $2.1M in management fees from External Strategic Managers in Q3 and Q2, respectively. (2) Amounts presented for prior periods have been adjusted as needed to conform with current period presentation. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided. ($ in Millions) 3Q’23 2Q’23(2) QoQ Revenue $14.7 $17.9 -18% Mgmt./Advisory Fees 10.6 13.5 -22% Incentive Fees 0.9 0.5 89% Distribution from Investments(1) 2.6 2.2 18% Other Income/Fees 0.7 1.7 -61% Total Operating Expenses $27.3 $26.3 4% Operating Income (Loss) (12.6) (8.4) -51% Adjusted EBITDA ($5.7) $2.3 ($8.0) EBITDA Margin NA 13% NA AUM/AUA ($B) $19.7 $20.3 -3%

26AlTi Global ($ in Millions) July 1, 2023 Gross Appreciation New Investments Subscriptions Redemptions Distributions September 30, 2023 Average AUM/AUA Event-driven $2,599 $141 — $131 ($408) ($7) $2,456 $2,528 External Strategic Managers: Real Estate Bridge Lending 2,183 5 — 2 (34) (10) 2,146 2,165 European Long Short Equities 1,776 2 — 12 (38) (6) 1,746 1,761 Asian Credit and Special Situations 1,383 (22) — 3 (8) (5) 1,351 1,367 External Strategic Managers 5,342 (15) — 17 (80) (21) 5,243 5,293 Total AUM/AUA $7,941 $126 — $148 ($488) ($28) $7,699 $7,821 ($ in Millions) 3Q’23 Beginning Balance: $12,355 Change (377) AUM/AUA at September 30, 2023(1) $11,978 Average AUM/AUA $12,167 Asset Management Operating Metrics – AUM/AUA Asset Management AUM: $4.7 billion AUA: $19.7 billion See definitions on slide 39. (1) AUA is reported with a one-quarter lag for HLIF as management fees are billed on that basis. Real Estate - Public & Private Funds Alternatives Platform

27AlTi Global Asset Management Operating Metrics – Fund Performance ($ in Millions) 3Q’23 2Q’23 1Q’23 Event-driven 4.95% (0.35%) 0.25% External Strategic Managers: Real Estate Bridge Lending 1.24% 0.75% 0.67% European Long Short Equities 0.07% (1.60%) 2.31% Asian Credit and Special Situations (0.01%) (0.74%) 2.28% Alternatives Platform Fund Performance(1) (1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please see reference page 40 of the appendix for additional information.

28AlTi Global Our Long-Range Goals Reflect continued execution of proven business model (1) Growth rate represents long-term annual growth, on average and over time. (2) Expect 2023 margins will be negatively impacted by investments in public market infrastructure. • Annual AUM/AUA growth rate (1) High single-digit percentage • Annual Revenue growth rate (1) Low-teens percentage • Adjusted EBITDA margin Expansion to mid 30s (2)

29AlTi Global Appendix

30AlTi Global Third Quarter 2023 GAAP Results (Unaudited) Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided. (1) Amounts presented for prior periods have been adjusted as needed to conform with current period presentation. ($ in Thousands, except share data) 3Q'23 2Q’23(1) Revenue Management/advisory fees $ 45,062 $ 47,440 Incentive fees 885 469 Distributions from investments 2,596 2,203 Other income/fees 701 1,769 Total income 49,244 51,881 Operating Expenses Compensation and employee benefits 38,585 32,636 Systems, technology and telephone 3,812 4,110 Sales, distribution and marketing 658 568 Occupancy costs 3,223 3,352 Professional fees 14,398 15,459 Travel and entertainment 1,082 1,306 Depreciation and amortization 3,676 3,655 General, administrative and other 7,455 2,538 Operating expenses 72,889 63,624 Operating income (loss) (23,645) (11,743) Other income (expenses) Impairment loss on goodwill and intangible assets (153,589) (29.393) Gain (loss) on investments (1,959) (4,853) Gain (loss) on warrant liability - 77 Gain (loss) on earn-out liability 9,335 66,083 Gain (loss) on TRA 761 (2,092) Interest and dividend income (expense) (3,668) (3,371) Other income (expense) (91) (706) Income (loss) before taxes (172,856) 14,000 Income tax (expense) benefit 1,782 15,446 Net income (loss) (171,074) 29,446 Net income (loss) attributed to non-controlling interests in subsidiaries (82,353) (14,000) Net income (loss) attributable to AlTi Global, Inc. $ (88,721) $ 43,442 Net income (loss) per share Basic $ (1.40) $ 0.73 Diluted $ (1.40) $ 0.26 Weighted average shares of Class A common stock outstanding Basic 63,568,646 59,286,346 Diluted 63,568,646 114,319,307 Net income (loss) (171,074) 29,446 Other Comprehensive (Loss) Income: Foreign currency translation adjustments (10,035) 8,237 Other comprehensive income 72 (682) Total comprehensive income (loss) (181,037) 37,001 Other income (loss) attributed to non-controlling interests in subsidiaries (87,124) (10,681) Comprehensive income (loss) attributable to AlTi Global, Inc. $ (93,913) $ 47,682

31AlTi Global YTD 2023 GAAP Results (Unaudited) ($ in Thousands, except share data) YTD 3Q’23 Revenue Management/advisory fees $ 138,972 Incentive fees 1,931 Distributions from investments 14,829 Other income/fees 3,440 Total income 159,172 Operating Expenses Compensation and employee benefits 134,393 Systems, technology and telephone 11,751 Sales, distribution and marketing 1,752 Occupancy costs 9,755 Professional fees 52,741 Travel and entertainment 4,334 Depreciation and amortization 11,848 General, administrative and other 11,426 Total operating expenses 238,000 Total operating income (loss) (78,828) Other Income (Expenses) Impairment loss on goodwill and intangible assets (182,982) Gain (loss) on investments (3,663) Gain (loss) on TRA (1,331) Gain (loss) on warrant liability (12,866) Gain (loss) on earn-out liability 46,212 Interest and dividend income (expense) (10,300) Other income (expense) (738) Income (loss) before taxes (244,496) Income tax (expense) benefit 12,578 Net income (loss) (231,918) Net income (loss) attributed to non-controlling interests in subsidiaries (117,899) Net income (loss) attributable to AlTi Global, Inc. $ (114,019) Net Income (Loss) Per Share Basic $ (1.89) Diluted $ (1.89) Weighted Average Shares of Class A Common Stock Outstanding Basic 60,174,678 Diluted 60,174,678 Other Comprehensive (Loss) Income Foreign currency translation adjustments 7,873 Other comprehensive income (610) Total comprehensive loss (224,655) Other income (loss) attributed to non-controlling interests in subsidiaries (114,625) Comprehensive income (loss) attributable to AlTi Global, Inc. (110,030) Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

32AlTi Global Consolidated Balance Sheet (Unaudited) ($ in Thousands, except share data) As of September 30, 2023 Assets Cash and cash equivalents 12,196 Fees receivable, net 32,098 Investments at fair value 164,660 Equity method investments 27,927 Intangible assets, net of accumulated amortization 501,190 Goodwill 409,432 Operating lease right-of-use assets 28,184 Other assets 47,192 Assets held for sale 10,901 Total assets $ 1,233,780 Liabilities Accounts payable and accrued expenses $ 36,914 Accrued compensation and profit sharing 20,056 Accrued member distributions payable 8,049 Earn-out liability, at fair value 45,549 TRA liability 18,042 Delayed share purchase agreement 1,818 Earn-in consideration payable 1,708 Operating lease liabilities 29,560 Debt, net of unamortized deferred financing cost 172,804 Deferred tax liability, net 25,812 Deferred income 323 Other liabilities 25,207 Liabilities held for sale 2,178 Total liabilities $ 388,020 Commitments and contingencies Shareholders' Equity Class A common stock, $0.01 par value 6 Class B common stock, $0.01 par value — Additional paid-in capital 519,996 Retained earnings (accumulated deficit) (141,965) Accumulated other comprehensive income (loss) 3,988 Total AlTi Global, Inc. shareholders' equity 382,025 Non-controlling interest in subsidiaries 463,735 Total shareholders' equity 845,760 Total liabilities and shareholders' equity $ 1,233,780 Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

Non-GAAP Reconciliation Q3 2023

($ in Thousands)	3Q'23 Asset Management Segment		3Q'23 Wealth Management Segment		Total AITi	
Net income (loss) before taxes	$	(167,650)	$	(5,206)	$	(172,856)
Stock based compensation (1)		1,101		5,472		6,573
Transaction expenses (2)		3,876		3,768		7,644
Changes in fair value of investments (3)		(200)		(373)		(573)
Change in fair value of earn-out liability (4)		(4,667)		(4,668)		(9,335)
Organization streamlining cost (5)		1,610		804		2,414
Impairment (non-cash) (6)		1,862		—		1,862
Impairment (goodwill) (7)		153,589		—		153,589
Net losses on EMI/Carried Interest (non-cash) (8)		(255)		(183)		(438)
EMI Adjustment (Interest, Depreciation, Taxes & Amortization) (9)		788		(1)		787
Adjusted income (loss) before taxes		(9,946)		(387)		(10,333)
Adjusted income tax expense		2,334		628		2,962
Adjusted Net Income (Loss)		(7,612)		241		(7,371)
Interest expense, net		2,819		849		3,668
Net income tax adjustments		(2,334)		(628)		(2,962)
Depreciation and amortization		1,471		2,205		3,676
Adjusted EBITDA	$	(5,656)	$	2,667	$	(2,989)

(1) Add-back of non-cash expense related to awards of AITi stock (approved post-transaction).
(2) Add-back of transaction expenses related to the Business Combination, including professional fees.
(3) Represents the change in unrealized gains/losses related primarily to investments held at fair value.
(4) Represents the change in fair value of the earn-out liability.

Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

(5) Represents cost to implement organization change to derive cost synergy.
(6) Represents impairment of carried interest/equity method investments.
(7) Represents the impairment of goodwill.
(8) Represents the amortization related to the step-up in Equity method investments.
(9) Represents reported EMI adjustments for the Company's Equity method investments.

AITi Global

33

Non-GAAP Reconciliation Q2 2023

($ in Thousands)	2Q'23 Asset Management Segment	2Q'23 Wealth Management Segment	2Q'23 Total AITi
Net income (loss) before taxes	$ (13,151)	$ 27,151	$ 14,000
Stock based compensation [(1)]	510	2,414	2,924
Transaction expenses [(2)]	4,918	6,962	11,880
Change in fair value of warrant liability [(3)]	(38)	(38)	(76)
Change in fair value of gains/(losses) on investments [(4)]	2,514	540	3,055
Change in fair value of earn-out liability [(5)]	(33,042)	(33,041)	(66,083)
Organization streamlining cost [(6)]	2,355	845	3,199
Impairment (non-cash) [(7)]	31,535	—	31,535
Gains/(Losses) on EMI/Carried Interest (non-cash) [(8)]	2,671	—	2,671
EMI Adjustments (Interest, Depreciation, Taxes & Amortization) [(9)]	851	91	942
Adjusted income (loss) before taxes	(875)	4,922	4,047
Adjusted income tax expense	(24)	(1,653)	(1,677)
Adjusted Net Income (Loss)	(899)	3,269	2,370
Interest expense, net	1,634	1,737	3,371
Net income tax adjustments	24	1,653	1,677
Depreciation and amortization	1,518	2,137	3,655
Adjusted EBITDA	$ 2,277	$ 8,795	$ 11,072

(1) Add-back of non-cash expense related to awards of AITi stock (approved post-transaction).
(2) Add-back of transaction expenses related to the Business Combination, including professional fees.
(3) Represents the change in fair value of the warrant liability.
(4) Represents the change in unrealized gains/losses related primarily to investments held at fair value.

Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

(5) Represents the change in fair value of the earn-out liability.
(6) Represents cost to implement organization change to derive cost synergy.
(7) Represents impairment of carried interest/equity method investments.
(8) Represents the amortization related to the step-up in equity method investments.
(9) Represents reported EMI adjustments for the Company's equity method investments.

AITi Global

34

Non-GAAP Reconciliation YTD Q3 2023

($ in Thousands)	YTD 3Q'23 Asset Management Segment		YTD 3Q'23 Wealth Management Segment		Total AITi	
Net income (loss) before taxes	$	(219,340)	$	(25,156)	$	(244,496)
Stock based compensation [1]		1,809		13,526		15,335
Stock based compensation - Legacy [2]		13,148		11,549		24,697
Transaction expenses [3]		18,012		19,285		37,297
Change in fair value of warrant liability [4]		6,433		6,433		12,866
Changes in fair value of gains/(losses) on investments [5]		(1,032)		688		(344)
Change in fair value of earn-out liability [6]		(23,106)		(23,106)		(46,212)
Organization streamlining cost [7]		4,349		2,331		6,680
Impairment (non-cash) [8]		33,397		—		33,397
Impairment (goodwill) [9]		153,589		—		153,589
Gains/(Losses) on EMI/Carried Interest (non-cash) [10]		2,416		(183)		2,233
EMI Adjustment (Interest, Depreciation, Taxes & Amortization) [11]		1,639		90		1,729
Adjusted income (loss) before taxes		(8,686)		5,457		(3,229)
Adjusted income tax expense		1,903		(1,195)		708
Adjusted Net Income (Loss)		(6,783)		4,262		(2,521)
Interest expense, net		6,206		4,094		10,300
Net income tax adjustments		(1,903)		1,195		(708)
Depreciation and amortization		5,728		6,120		11,848
Adjusted EBITDA	$	3,248	$	15,671	$	18,919

(1) Add-back of non-cash expense related to awards of AITi stock (approved post-transaction).
(2) Add-back of non-cash expense related to awards of AITi stock (approved pre-transaction).
(3) Add-back of transaction expenses related to the Business Combination, including professional fees.
(4) Represents the change in fair value of the warrant liability.
(5) Represents the change in unrealized gains/losses related primarily to investments held at fair value.
Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided.

(6) Represents the change in fair value of the earn-out liability.
(7) Represents cost to implement organization change to derive cost synergy.
(8) Represents impairment of carried interest/equity method investments.
(9) Represents the impairment of goodwill.
(10) Represents the amortization related to the step-up in equity method investments.
(11) Represents reported EMI adjustments for the Company's equity method investments.

AITi Global

35

36AlTi Global Expected Financial Drivers Well-defined path with a clear trajectory for long term growth Stable recurring revenue foundation across both asset and wealth management Topline growth fueled by new partnerships Revenue diversification through emerging strategies and solutions Cost-saving initiatives Economies of scale that leverage global distribution platform Efficiencies driven by centralizing operations Accretive acquisition strategy Opportunistic monetization of investments 01. Topline Growth 02. Margin Expansion 03. Balance Sheet Strength

37AlTi Global Clear Value Creation Roadmap AlTi ecosystem presents significant growth opportunities New investment strategies & global presence • Expand into complementary domestic and international markets • Provide clients in three continents with a localized offering while addressing their multi-jurisdictional needs • Expand geographic focus and product offering in asset management Select acquisitions & stakes in strategic managers • Capture opportunity with identified pipeline of strategic acquisitions and partnerships with strategic managers • Increase ownership stakes in best-in-class managers Growth through Impact offering • Expand Impact strategies across businesses and geographies • Increase total assets committed to Impact strategies Expanded client base & deepened existing relationships • Fortify client base through exceptional service and innovative solutions • Grow client base enhanced by scale, skills and experience gained in combination • Increase existing relationships through new investment solutions and complementary services

38AlTi Global UN PRI UN Principles for Responsible Investment Signatory since 2018 Our Commitment to Impact Sustainable practices across corporate activities Culture at Core – Diversity, Equity & Inclusion is a matter of principle for us and fundamental to how we operate – Commitment to inclusive culture, hiring practices, educational programs, community involvement and environmental programs – Value diversity of thought, ideas and perspectives needed to provide best-in-class services Our goal is generating sustainable financial returns with net positive impact. Our strategy and efforts are led by Chief Impact Officer, Jed Emerson. B Corp Targeting Certification Net Zero Targeting Net Zero carbon emissions by 2030 DEI Diversity, Equity & Inclusion Belonging Pledge

39AlTi Global Glossary Assets Under Management and Assets Under Advisement. For financial presentation purposes, total assets under management and assets under advisement (“AUM/AUA”) of AlTi Global is calculated as set forth below: AUM/AUA includes billable and non-billable assets. Billable assets represent the portion of assets on which we charges fees, including under co-investment arrangements. For the purpose of calculating co- investment assets, we include the gross asset value of all assets managed or supervised by operating partner subsidiaries, affiliates and joint ventures in which we hold either a majority or minority stake. Non- billable assets are exempt of fees. They consist of assets such as cash and cash equivalents, real estate, investment consulting assets and other designated assets. Our AUM/AUA also includes the assets under management of each of our External Strategic Managers. External Strategic Managers are those managers in which the we have made an external investment, and the strategies of these managers include Real Estate Bridge Lending, European Long/Short Equity and Asian Credit and Special Situations. Unless otherwise defined, AUM refers to assets on which a business provides continuous and regular billable supervisory or management services. As noted, our AUM/AUA includes the AUM of our external strategic managers as we believe including such AUM presents a more accurate depiction of the respective businesses. However, the AUM of the external strategic managers should not be viewed as part our AUM for regulatory and/or statutory purposes under the U.S. Investment Advisers Act of 1940, as amended. Adjusted Net Income. We use Adjusted Net Income as a non-US GAAP measure to track our performance and assess our ability to service our borrowings. This is a non-US GAAP financial measure supplement and should be considered in addition to and not in lieu of, the results of operations, prepared in accordance with U.S. GAAP. Adjusted Net Income represents net income (loss) before taxes plus (a) equity-settled share-based payments, (b) transaction-related costs, including professional fees, (c) impairment of equity method investments, (d) change in fair value of investment or other financial instruments, (e) onetime bonuses recorded in the statement of operations, (f) compensation expense related to the earn-in of certain variable interest entities, and (g) adjusted income tax expense. Adjusted EBITDA. We use Adjusted EBITDA as a non-US GAAP measure to track our performance and assess our ability to service our borrowings. This is a non-US GAAP financial measure supplement and should be considered in addition to and not in lieu of, the results of operations, prepared in accordance with US GAAP. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of net income (loss). Adjusted EBITDA represents adjusted net income plus (a) interest expense, net, (b) income tax expense, (c) adjusted income tax expense less income tax expense, and (d) depreciation and amortization expense. Billable Assets. Represents the portion of our AUM/AUA on which we charge fees. Mgmt./Advisory Fees. Mgmt./Advisory fees represent fees recurring in nature, primarily management fees. Impact Investing. Investment practices seeking to generate various levels of financial performance together with the generation of positive measurable environmental and social impacts. UHNW. Ultra High Net Worth individuals are people with a net worth of at least $30 million.

40AlTi Global Footnotes Past performance does not guarantee or indicate future results. The historical net performance presented above are provided from inception of each fund through September 30, 2023 and are unaudited. The returns for the Event driven strategy reflect the deduction of the actual management fees (represents the actual management fees paid by investors for such month which may be lower than the stated management fee) and stated performance fees and expenses at the specified times but do not include the deduction of any applicable taxes and include the reinvestment of all dividends and other earnings with respect to the fund’s assets. The returns for Real Estate Bridge Lending strategy are based on returns for the flagship Real Estate Bridge Lending Strategy fund provided to TIG by an external strategic manager. Returns were provided net of all fees charged to the flagship fund in this strategy, but did not take into account taxes, change in unit values, third-party expenses, or redemption charges. The returns for European Long Short Equities are based on returns for European Equities’ benchmark portfolio. Returns for European Equities provided were net of management and incentive fees, expenses, and applicable taxes. The returns for Asia Credit and Special Situations are based on returns for the flagship Asia Credit and Special Situations fund provided to the TIG Entities by our External Strategic Manager. Returns for Asia Credit and Special Situations provided were net of management and incentive fees, expenses, and applicable taxes. Each of the managers managed strategies and/or funds over the relevant periods that are not included in the investment performance information above because they are not the primary strategy and/or fund of the manager. If the performance of the omitted strategies and funds were included, the investment performance shown may be lower. An investor may be subject to different taxation depending on the jurisdiction of the investor or relevant manager. The MSCI and HFRI performance information is included to show relative market performance for the periods indicated and not as a standard of comparison. Each of HFRI and MSCI differs in numerous respects from the portfolio composition of any fund comprising the investment returns presented. The indices are not included to imply that any fund is comparable to an index in composition or element of risk. Returns for the MSCI are gross of dividend reinvestment. No representation is made hereby with respect to the accuracy or completeness of the index data. A description of the strategies is provided below: Event-driven: The Event-driven strategy is based in New York. This strategy, which has $2.5 billion of AUM as of September 30, 2023, focuses on 0-to-30-day events within the merger process. The investment team employs deep research on each situation in the portfolio with a focus on complex, hostile, up-for-sale situations where our primary research work can drive uncorrelated alpha. The research and investment process is focused on hard catalyst events and is not dependent on deal flow. Real Estate Bridge Lending : The Real Estate Bridge Lending strategy is managed by an external manager based in Toronto and focuses on complex construction, term, and pre-development bridge loans throughout North America. The strategy has $2.1 billion AUM as of September 30, 2023. The strategy’s diversified portfolio primarily consists of first lien mortgages with little to no structural leverage. The team places an emphasis on risk management via rigorous underwriting consisting of borrower analysis, vetting, and extensive monitoring across all major real estate asset classes. European Long Short Equities: The European Long Short Equities strategy is managed by an external manager based in London. The strategy has $1.7 billion AUM as of September 30, 2023, and trades the portfolio actively and absolute return-oriented with a focus on financials, cyclicals, and mining and minerals. The strategy is market agnostic and runs with a variable net exposure, equally comfortable net long or net short. Asia Credit and Special Situations: The Asia Credit and Special Situations strategy is managed by an external manager based in Hong Kong. The strategy has $1.4 billion AUM as of September 30, 2023, and includes performing, stressed, and distressed bonds and loans throughout the Asia Pacific region. The manager strives to capitalize on what It believes is an under-researched and inefficient market with limited competition and attractive levels of stressed and distressed activity.

41AlTi Global Thank You